SMITH BARNEY CONCERT SERIES

Supplement dated February 24, 1997
to Prospectus dated August 5, 1996


The Board of Directors of the Smith Barney Concert Series Inc. (the "Series") has voted to change the name of the Series to the Smith Barney Concert Allocation Series Inc., effective February 24, 1997. Management believed insertion of the word "allocation" is necessary to differentiate the current Series portfolios with other funds that will carry the Concert name.

This change in name does not represent a change in the investment policies or objectives of the Series. Rather, by adding the word allocation, the name will better define the Series investment strategy - to allocate the investments of the individual portfolios in a number of other
Smith Barney Mutual Funds, based on the investment objective of each portfolio.

FD 01273